UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                   811-01935
                                    ------------------------------------------

                           Eagle Growth Shares, Inc.
------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

          1200 North Federal Highway, Suite 424, Boca Raton, FL 33432
------------------------------------------------------------------------------
          (Address of principal executive offices)          (Zip code)

                         Baxter Financial Corporation
          1200 North Federal Highway, Suite 424, Boca Raton, FL 33432
------------------------------------------------------------------------------
                   (Name and address of agent for service)

Registrant's telephone number, including area code: (561) 395-2155
                                                   ---------------------------

Date of fiscal year end:   November 30
                         -----------------------------------------------------

Date of reporting period:  December 1, 2004 - May 31, 2005
                         -----------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

                         EAGLE GROWTH SHARES, INC.


PRESIDENT'S LETTER - July 6, 2005

Dear shareholders,

Eagle Growth Shares finished the first half of fiscal 2005 with a net realized capital gain of $0.43 per share. During this period four stocks were sold and six were purchased.

Our holdings in Stericycle and Lennar Corporation were reduced to lock in some of the profits we attained. St. Jude Medical was eliminated from the portfolio when we decided to take profits. Polymedica was eliminated from the portfolio with a small loss after we determined that competition was escalating.

New positions in the portfolio include: Bunge, Ltd., a fast growing soybean producer; Medco Health Solutions, a prescription benefits manager; Silgan Holdings, a manufacturer of metal and plastic packaging products; Rocky Shoes and Boots, a fast-growing manufacturer; United Natural Foods, a natural foods wholesaler; and AFLAC, the insurance company with the charismatic duck.

The economy is performing nicely with the only notable excesses being the real estate bubble in certain coastal states and energy prices.

The Federal Reserve said "Although energy prices have risen further, the expansion remains firm and labor market conditions continue to improve gradually. Pressures on inflation have stayed elevated, but longer-term inflation expectations remain well controlled".

The Fed's preferred inflation indicator, the core personal consumption deflator, rose 0.2% in May. For the year prices are up 1.6%, which is safely in the Fed's comfort zone of 1%-2%.

At its last meeting the Fed voted unanimously to raise the fed funds rate to 3.25%. This is the ninth straight quarter-point increase, and the Fed indicated more are coming. Many analysts anticipate between two and four quarter-point hikes before yearend.

The increase in oil prices could cool the Fed's fever for raising rates. Increased oil prices sap the consumer of spending energy and this in turn slows the economy.

We are near a fully invested posture with 93.3% of our portfolio in equities. The balance is in U.S. Treasury bills and cash. If we find an opportunity which is more appealing than the present holdings, we will not hesitate to sell the stock with the lesser potential and invest in the one with greater opportunity.


                                        Very truly yours,
                                        /s/ Donald H. Baxter
                                        Donald H. Baxter
                                        President

                           EAGLE GROWTH SHARES, INC.


PORTFOLIO SUMMARY BY INDUSTRY - MAY 31,2005

                                    % of                                  % of
                                   Total                                 Total
                                     Net                                   Net
                                  Assets                                Assets
                                  ------                                ------
Food Distribution                  7.2%  Pharmaceuticals Distribution     4.8%
Restaurants                        6.5   Construction                     4.7
U.S. Treasury Bills                6.4   Financial Services               4.1
Real Estate                        6.3   Education                        4.0
Business Supplies & Services       6.2   Agribusiness Products            3.7
Insurance                          5.9   Gambling Properties              3.5
Movie/TV Production & Distribution 5.7   Healthcare Facilities            2.5
Waste Management Services          5.4   Retail-Supermarket               2.3
Aerospace/Defense                  5.3   Transportation Services          2.1
Health Care Plans                  4.9   Scientific & Technical Equipment 1.8
Packaging                          4.8   Apparel                          1.6
                                                                        ------
                                         Total Value of Investments      99.7
                                         Other Assets, less Liabilities   0.3
                                                                        ------
                                                                        100.0%
                                                                        ======

                           EAGLE GROWTH SHARES, INC.


PORTFOLIO OF INVESTMENTS - MAY 31,2005

 Shares                                                              Value
--------                                                           ----------
                             COMMON STOCKS - 93.3%
                           AEROSPACE/DEFENSE - 5.3%
   750     *Alliant Techsystems Inc ............................   $   53,775
 2,000      L-3 Communications Holdings, Inc. ..................      141,560
                                                                   ----------
                                                                      195,335
                                                                   ----------
                         AGRIBUSINESS PRODUCTS - 3.7%
 2,200      Bunge Limited ......................................      136,488
                                                                   ----------
                                APPAREL - 1.6%
 2,000     *Rocky Shoes & Boots, Inc. ..........................       59,180
                                                                   ----------
                      BUSINESS SUPPLIES & SERVICES - 6.2%
 6,000      Harland (John H.) Co. ..............................      226,020
                                                                   ----------
                              CONSTRUCTION - 4.7%
 4,000      Chicago Bridge & Iron Co. N.V. .....................       86,400
 1,500      Lennar Corp. Cl "A" ................................       87,015
                                                                   ----------
                                                                      173,415
                                                                   ----------
                               EDUCATION - 4.0%
 4,000     *Bright Horizons Family Solutions, Inc ..............      148,040
                                                                   ----------
                           FINANCIAL SERVICES - 4.1%
 2,000      Capital One Financial Corp. ........................      150,800
                                                                   ----------
                           FOOD DISTRIBUTION - 7.2%
 5,000     *Performance Food Group Co. .........................      135,300
 4,000     *United Natural Foods, Inc. .........................      129,760
                                                                   ----------
                                                                      265,060
                                                                   ----------
                          GAMBLING PROPERTIES - 3.5%
 4,000     *Penn National Gaming, Inc. .........................      130,280
                                                                   ----------
                           HEALTH CARE PLANS - 4.9%
 5,000     *Humana, Inc. .......................................      181,800
                                                                   ----------
                         HEALTHCARE FACILITIES - 2.5%
 2,000     *LifePoint Hospitals, Inc. ..........................       89,960
                                                                   ----------
                               INSURANCE - 5.9%
 1,000      AFLAC Inc. .........................................       41,550
 3,000      Leucadia National Corp. ............................      119,670
 1,000      Mercury General Corp. ..............................       55,200
                                                                   ----------
                                                                      216,420
                                                                   ----------
                  MOVIE/TV PRODUCTION & DISTRIBUTION - 5.7%
 4,000     *Pixar Inc. .........................................      210,920
                                                                   ----------


 Shares                                                              Value
--------                                                           ----------

                               PACKAGING - 4.8%
 2,000      Ball Corp. .........................................   $   75,100
 1,800      Silgan Holdings, Inc. ..............................      102,600
                                                                   ----------
                                                                      177,700
                                                                   ----------
                      PHARMACEUTICALS DISTRIBUTION - 4.8%
 2,000     *Hospira, Inc. ......................................       76,160
 2,000     *Medco Health Solutions, Inc. .......................      100,000
                                                                   ----------
                                                                      176,160
                                                                   ----------
                              REAL ESTATE - 6.3%
10,000      United Dominion Realty Trust, Inc. .................      230,500
                                                                   ----------
                              RESTAURANTS - 6.5%
 4,000     *P.F. Chang's China Bistro, Inc. ....................      237,080
                                                                   ----------
                           RETAIL-SUPERMARKET - 2.3%
 5,000     *Kroger Co. .........................................       83,850
                                                                   ----------
                    SCIENTIFIC & TECHNICAL EQUIPMENT - 1.8%
 1,500     *Dionex Corp. .......................................       67,275
                                                                   ----------
                        TRANSPORTATION SERVICES - 2.1%
 1,500      Expeditors International of Washington, Inc. .......       76,470
                                                                   ----------
                       WASTE MANAGEMENT SERVICES - 5.4%
 4,000     *Stericycle Inc .....................................      198,480
                                                                   ----------

Total Value of Common Stocks (Cost $1,951,329) .................    3,431,233
                                                                   ----------


Principal
 Amount
---------
                         SHORT-TERM INVESTMENTS - 6.4%
 $234M      U.S. Treasury Bill 2.10% due 6/02/2005
               (Cost $233,986) ................................       233,986
                                                                   ----------


Total Value of Investments (Cost $2,185,315)# ...........  99.7%    3,665,219

Other Assets, less Liabilities ..........................   0.3        12,514
                                                          -----    ----------

Net Assets .............................................. 100.0%   $3,677,733
                                                          =====    ==========



* Non-income producing security
# Aggregate cost for tax purposes is $2,185,315


                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 2005

ASSETS
   Investments in securities, at value
     (identified cost $2,185,315) (Note 1A)....                    $3,665,219
   Cash........................................                        22,083
   Other assets................................                         3,014
                                                                   ----------
     TOTAL ASSETS..............................                     3,690,316


LIABILITIES
   Accrued advisory and administrative fees....          $3,066
   Other accrued expenses......................           9,517
                                                     ----------
     TOTAL LIABILITIES.........................                        12,583
                                                                   ----------
NET ASSETS.....................................                    $3,677,733
                                                                   ==========


NET ASSETS CONSIST OF:
   Capital paid-in.............................                   $2,137,219
   Undistributed net investment deficit........                      (54,242)
   Accumulated net realized gain on investments                      114,852
   Net unrealized appreciation in value of
     investments...............................                    1,479,904
                                                                  ----------
     NET ASSETS for 265,513 shares outstanding                    $3,677,733
                                                                  ==========

SAMPLE PRICE COMPUTATION
   Net asset value per share
     ($3,677,733 / 265,513 shares).............                       $13.85
   Sales commission: 8 1/2% of offering price*                          1.29
                                                                      ------
   Offering price (adjusted to nearest cent) ..                       $15.14
                                                                      ======
   Redemption price............................                       $13.85
                                                                      ======

*On purchases of $10,000 or more the offering price is reduced.

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF OPERATIONS - SIX MONTHS ENDED MAY 31, 2005

INVESTMENT INCOME
    Dividends..................................$ 11,843
    Interest...................................   4,342
                                               --------
          TOTAL INCOME.........................              $ 16,185

EXPENSES (Note 3):
    Professional fees.........................   18,947
    Transfer agent and dividend disbursing
         agent's fees and expenses............   15,971
    Investment advisory fee ..................   13,462
    Registration fees.........................    9,116
    Administrative fee........................    4,487
    Custodian fees............................    2,807
    Fund accounting agent's fees..............    2,068
    Reports and notices to shareholders.......    2,039
    Other expenses............................    2,821
                                               --------
          Total Expenses......................   71,718
          Less: Fees paid indirectly..........    1,291
                                               --------
          Net expenses........................                 70,427
                                                             --------

          Net investment loss.................                (54,242)

REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS (Note 4):
    Net realized gain on investments........... 115,184
    Net unrealized appreciation of
        investments............................ 127,145
                                               --------
          Net gain on investments..............               242,329
                                                             --------
NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS.................................              $188,087
                                                             ========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                    Six Months
                                                       Ended       Year Ended
                                                      May 31,     November 30,
                                                       2005          2004
                                                    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:

  OPERATIONS
   Net investment loss............................  $  (54,242)   $  (92,811)
   Net realized gain on investments...............     115,184       544,752
   Net unrealized appreciation (depreciation)
     of investments...............................     127,145      (375,793)
                                                    ----------    ----------
     Net increase in net assets resulting
        from operations...........................     188,087        86,148


  DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain on investments
    ($2.322 and $.065 per share, respectively)....    (533,916)     ( 16,367)

  CAPITAL SHARE TRANSACTIONS
   Increase (decrease) in net assets resulting
     from capital share transactions (Note 2).....     480,206      (322,491)
                                                    ----------    ----------
     Net increase (decrease) in net assets........     134,377      (252,710)


NET ASSETS
  Beginning of year...............................   3,543,356     3,796,066
                                                    ----------    ----------
  End of period...................................  $3,677,733    $3,543,356
                                                    ==========    ==========

                       See notes to financial statements


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
   Eagle Growth Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund's investment objective is to achieve growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   A. Security Valuation - securities listed on national exchanges are valued at the closing sales price on May 31, 2005, while securities trading on the NASDAQ National Market are valued at the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair values as determined in accordance with procedures approved by the Board of Directors. Short-term obligations are stated at amortized cost which approximates fair value.

                           EAGLE GROWTH SHARES, INC.

   B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve the Fund from all, or substantially all, such taxes.

   C. Distributions to Shareholders - the Fund distributes its net investment income, if any, and net realized gains annually. Income and capital gain distributions which are determined in accordance with income tax regulations are recorded on the ex-dividend date.

   D. Use of Estimates - the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual amounts could differ from those estimates.

   E. Other - the Fund records security transactions on the trade date. Dividend income is recognized on the ex-dividend date. Interest income and estimated expenses are accrued daily.

   The Fund indemnifies its officers and directors for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK

   As of May 31, 2005, 10,000,000 shares of $0.10 par value capital stock were authorized. Transactions in shares of capital stock were as follows:



                              Six Months Ended          Year Ended
                                May 31, 2005        November 30, 2004
                            --------------------   --------------------
                             Shares      Amount     Shares      Amount
                            --------   ---------   --------   ---------

Shares sold ...............   7,603    $ 104,284    13,796    $ 198,873
Shares issued in
  reinvestment of
  distributions ...........  35,952      493,618     1,087       15,921
Shares redeemed ...........  (8,503)    (117,696)  (37,240)    (537,285)
                            -------    ---------   -------    ---------
Net increase (decrease) ...  35,052    $ 480,206   (22,357)   $(322,491)
                            =======    =========   =======    =========


3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES

   Baxter Financial Corporation (BFC) is the investment advisor and the administrator of the Fund. Certain officers and a director of the Fund are also officers and a director of BFC.

                           EAGLE GROWTH SHARES, INC.

   As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and .50% of net assets in excess of $400 million.

   As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

   Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

   BFC also serves as the underwriter of the Fund. For the six months ended May 31, 2005, BFC received $1,282 in commissions from the sale of Fund shares.

   During the six months ended May 31, 2005, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $950, and the Fund's custodian provided credits in the amount of $1,291 against custodian charges based on the uninvested cash balances of the Fund.


4. INVESTMENT TRANSACTIONS
   For the six months ended May 31, 2005, purchases and sales of investment securities, other than short-term notes, aggregated $544,566 and $280,895, respectively. The specific identification method is used to determine tax cost basis when calculating realized gains and losses.


5. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

   The tax character of distributions paid during the six months ended May 31, 2005 and the year ended November 30, 2004 were entirely from long-term capital gains.

   As of May 31, 2005, the components of net assets on a tax basis were as follows:

     Undistributed long-term gain ............................. $  114,852
     Net investment deficit ...................................    (54,242)
     Gross unrealized appreciation ............................  1,495,595
     Gross unrealized depreciation ............................    (15,691)
     Capital paid-in .........................................   2,137,219
                                                                ----------
          Total ..............................................  $3,677,733
                                                                ==========

                            EAGLE GROWTH SHARES, INC.


                              FINANCIAL HIGHLIGHTS
        (For a Share of Capital Stock Outstanding Throughout Each Period)


                                     Six Months            Year Ended November 30,
                                       Ended       ---------------------------------------
SELECTED PER SHARE DATA             May 31, 2005    2004    2003    2002    2001    2000
-----------------------             ------------   ------  ------  ------  ------  ------

Net Asset Value,
   Beginning of Year...............   $ 15.38      $15.02  $12.67  $14.93  $12.19  $12.60
                                      -------      ------  ------  ------  ------  ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).......     (0.20)      (0.40)  (0.34)  (0.33)  (0.33)  (0.14)
Net Realized & Unrealized Gain
  (Loss) on Investments............      0.99        0.83    3.22   (0.43)   3.07    0.60
                                      -------      ------  ------  ------  ------  ------

Total From Investment Operations...      0.79        0.43    2.88   (0.76)   2.74    0.46
                                      -------      ------  ------  ------  ------  ------

LESS DISTRIBUTIONS FROM:
Net Investment Income..............      --          --      --      --      --      0.02
Net Realized Gains.................      2.32        0.07    0.53    1.50    --      0.85
                                      -------      ------  ------  ------  ------  ------

Total Distributions................      2.32        0.07    0.53    1.50    --      0.87
                                      -------      ------  ------  ------  ------  ------

Net Asset Value, End of Period.....   $ 13.85      $15.38  $15.02  $12.67  $14.93  $12.19
                                      =======      ======  ======  ======  ======  ======

TOTAL RETURN*(%)...................      5.28        2.85   23.85   (6.17)  22.48    3.56
-------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period
  (in thousands)...................   $ 3,678      $3,543  $3,796  $3,295  $3,496  $2,874

Ratio to Average Net Assets:
  Expenses (%).....................      4.01(a)     3.57    3.39    3.23    3.44    3.10
  Net Income (Loss) (%)............     (3.03)(a)   (2.65)  (2.59)  (2.40)  (2.25)  (1.13)

Portfolio Turnover Rate (%)........         9          25      33      84      55      56

* Calculated without sales charge.
(a) Annualized
                      See notes to financial statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of
Directors of Eagle Growth Shares, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Eagle Growth Shares, Inc., as of May 31, 2005, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months ended May 31, 2005 and the year ended November 30, 2004 and financial highlights for each of the five and one-half year periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Growth Shares, Inc., at May 31, 2005, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


                                       BRIGGS, BUNTING & DOUGHERTY, LLP


Philadelphia, Pennsylvania
June 17, 2005

                            EAGLE GROWTH SHARES, INC.


INFORMATION ABOUT YOUR FUND'S EXPENSES - For the six months ended May 31, 2005

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, December 1, 2004 through May 31, 2005.

This table illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Eagle Growth Shares does not charge redemption fees or exchange fees, but these fees may be present in other funds to which you compare the Fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


                            BEGINNING       ENDING
                          ACCOUNT VALUE  ACCOUNT VALUE  EXPENSE  EXPENSES PAID
                            12/01/04       05/31/05      RATIO   DURING PERIOD#
                          -------------  -------------  -------  --------------

Actual Fund Return* .....    $1,000        $1,052.80    4.01%(a)     $20.52

Hypothetical 5% Return ..    $1,000        $1,004.94    4.01%(a)     $20.04



* The actual total return for the six-month period ended May 31, 2005 was 5.28%. The actual total return figure assumes the reinvestment of all dividends and capital gain distributions, if any.
# Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(a) Annualized.

                              EAGLE GROWTH SHARES, INC.


REVIEW AND APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT

When making its decision to renew the Fund's Investment Advisory Agreement (the "Advisory Agreement") with Baxter Financial Corporation ("BFC" or the "Advisor"), the Board of Directors (the "Board") carefully considered a variety of materials, which each Director had received prior to the March 14, 2005 Board meeting (which specifically had been called to consider the renewal of the Advisory Agreement). At the Board meeting, BFC provided detailed responses to a series of questions contained in a letter from the Fund's independent legal counsel, submitted on behalf of the Directors who are not "interested persons" (as that term is defined in the Investment Company Act of 1940 (the "1940 Act"))(the "Independent Directors"), requesting information for the Board's consideration of the continuation of the Advisory Agreement (the "Information Request Letter").

The Information Request Letter had asked BFC to provide responses to a series of questions relating to the following categories of information: a description of the Advisor's business, the Advisor's personnel and operations, the services that the Advisor provides to the Fund, the compensation of the Advisor, comparative performance information (relating to the Fund and the Advisor), expenses of the Fund, the Fund's and the Advisor's compliance policies and procedures, and certain other relevant information. The Board thoroughly reviewed all of the responses provided by BFC to the questions in each of these categories, including performance statistics, index comparisons and expense comparisons. The Board compared the Fund's performance to the performance of each of the S&P 500 Index, Russell 1000 Index, Russell 2000 Index, Russell 3000 Index and the Wilshire 5000 Index. The Board also compared the Fund with the average rating, risk and return of other funds under $10 million in net assets with a growth objective listed in the Morningstar Mid Cap Growth Category.

The Board compared the Fund's management related, non-management related, and total expense ratios to those of other funds with total net assets under $10 million contained in Lipper's Growth Category. The Board also took into account information furnished by BFC throughout the year at quarterly Board meetings, as well as the information specifically furnished to respond to the Information Request Letter. Information provided throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and turnover, and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by BFC (as the Fund's investment advisor, administrator and principal underwriter), Unified Fund Services, Inc. (as both the Fund's transfer agent and fund accounting agent), and U.S. Bank (the Fund's custodian). The Board also had received periodic reports relating to compliance with the Fund's investment policies and investment restrictions and various regulatory issues.

When considering the continuation of BFC as the Fund's investment advisor and the approval of the Advisory Agreement, the Board discussed the following specific factors:

[BULLET] the nature, extent and quality of the services provided by BFC; [BULLET] the investment performance of the Fund and of BFC;

[BULLET] the Advisor's cost of providing the services to the Fund and the profitability of the Fund to BFC; and

                           EAGLE GROWTH SHARES, INC.

[BULLET] whether the Fund would realize any economies of scale as the Fund grows larger, and the breakpoints included in the Advisory Agreement that allow shareholders to participate in the resulting benefits.

In considering the materials described above, the Independent Directors referred to the memorandum to the Board from its independent legal counsel, Stradley Ronon Stevens & Young, LLP. The memorandum discussed the provisions of the 1940 Act applicable to the continuation of the Advisory Agreement, and outlined the Board's responsibilities when considering the renewal of the Agreement. The Board noted that: (i) Section 15(c) of the 1940 Act requires the Board to request and evaluate, and BFC to furnish, such information as may reasonably be necessary to evaluate the terms of the Advisory Agreement, and
(ii) BFC's responses to the Information Request Letter were intended to assist the Board in meeting these requirements.

In its deliberations, the Board took into account a combination of factors, including the following:

Nature, Extent and Quality of Services
--------------------------------------
In considering the nature, extent and quality of advisory services provided by the Advisor, consideration was given by the Board to the qualifications of Donald Baxter, the Fund's portfolio manager. Also, the Board considered how BFC had performed the research and management processes, and the Advisor's record of compliance with the Fund's investment policies and restrictions, as well as the code of ethics that governs personal securities trading by Fund management. The Board evaluated the Advisor's portfolio management process. The Board also evaluated how BFC performed its oversight responsibilities with respect to the Fund's custodian, transfer agent, fund accounting and shareholder services agents. The Board concluded that the Advisor had provided competent supervision, regulatory compliance services, portfolio oversight services, and reporting functions to the Fund. The Board concluded that the scope and quality of advisory services provided by BFC were consistent with the Fund's operational requirements, and shareholders of the Fund had received reasonable value in return for the fees paid to BFC.

Investment Performance of the Fund and the Advisor
--------------------------------------------------
In evaluating performance, attention was given to both short-term and long-term performance of the Fund in comparison with the appropriate indexes, as well as the performance of the Fund's peer group, and to the Fund's compliance with its specific investment objective and investment restrictions. The Board also discussed how the Fund's portfolio composition impacted its performance, given the market conditions existing over the prior year. The Board concluded that it was satisfied with the Fund's investment performance relative to both the relevant market indexes and the Fund's peer group. The Board also concluded that it was satisfied with the Advisor's performance.

                           EAGLE GROWTH SHARES, INC.

Costs of Providing Services
---------------------------
In considering the costs of BFC's providing advisory services and the reasonableness of the Fund's expenses, the Board considered the advisory fee schedule and the fact that breakpoints were included in the schedule. The Board evaluated both the Advisor's fee schedule and its breakpoints against the fee schedules of other investment companies in the Fund's peer group. Emphasis was placed on the Fund's total expense ratio, management-related expenses and non-management-related expenses, compared with the averages reported for the Fund's peer group. The Independent Directors also considered the benefits to BFC of providing various other services to the Fund, such as administration and distribution services, under separate agreements between the Fund and BFC. The Board determined that BFC's fees were reasonable, in light of the costs of the services provided by BFC and the fees charged by other advisers offering comparable services to similar funds.

The Advisor's Profitability
---------------------------
The Independent Directors considered BFC's level of profitability in providing investment management services to the Fund, Philadelphia Fund, Inc. and certain private clients. The Board noted that BFC did not manage other registered investment companies (other than Philadelphia Fund Inc.), pooled investment vehicles or separate accounts. In doing so, the Independent Directors reviewed BFC's 2003 and 2004 financial statements. The Board also considered the extent to which BFC may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of the Fund's soft dollars to pay for research and other similar services. The Board concluded that BFC's profitability, in managing the Fund, based on information presented to the Board, was reasonable.

Economies of Scale
------------------
The Board analyzed the Advisor's fee schedule and the breakpoints in the fee schedule against the fee schedules of other investment companies in the Fund's peer group. The Board concluded that economies of scale would be realized as the Fund's assets increased, and noted the fact that BFC's advisory fee schedule was designed to allow the Fund's shareholders to participate in the benefits of these economies of scale (i.e., the Advisor's fees would be reduced).

Based on the foregoing considerations and the overall quality of the personnel, operations, and investment advisory capabilities of the Advisor, the Board determined that the continuation of the Advisory Agreement was in the best interests of the Fund. After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Directors, approved the Advisory Agreement.

                           EAGLE GROWTH SHARES, INC.


OFFICERS
DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer
KEITH A. EDELMAN, Vice President/Chief Compliance Officer


ADMINISTRATIVE STAFF
DIANE M. SARRO, Director of Shareholder Services


DIRECTORS
DONALD H. BAXTER
THOMAS J. FLAHERTY
KENNETH W. MCARTHUR
ROBERT L. MEYER
DONALD P. PARSON


EAGLE GROWTH SHARES, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
U.S. BANK, N.A., 425 Walnut Street, Cincinnati, OH 45202


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
UNIFIED FUND SERVICES, INC.
P.O. Box 6110, Indianapolis, IN 46206-6110

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP, Philadelphia, PA


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BRIGGS, BUNTING & DOUGHERTY, LLP, Philadelphia, PA

       Eagle Growth Shares, Inc.
       1200 North Federal Highway
[LOGO] Suite 424
       Boca Raton, FL 33432
       (561) 395-2155




The Fund files its complete schedule of              EAGLE
portfolio holdings with the Securities               GROWTH
and Exchange Commission (SEC) for the                SHARES, INC
first and third quarters of each fiscal
year on Form N-Q. The Fund's Forms N-Q
are available on the SEC's website                   [LOGO]
at http://www.sec.gov, by calling the
Fund at 1-800-749-9933, and may be
reviewed and copied at the SEC's Public
Reference Room.  Information on the
operation of the SEC's Public Reference
Room may be obtained by calling
1-800-SEC-0300.

The Fund's proxy voting policies and
procedures and how the Fund voted proxies
relating to portfolio securities during
the most recent 12-month period ended
June 30, 2005 are available without charge
(i) upon request, by calling 1-800-749-9933;
(ii) by writing to the Fund at the above
address; and (iii) on the SEC website at                   SEMI-ANNUAL
www.sec.gov.                                                  REPORT

                                                           May 31, 2005
You will find important information
about EAGLE GROWTH SHARES, INC. - its
investment policy and management, past
record, the method of calculating
the per-share net asset value and the
sales commission included in the public
offering price - in the current
prospectus. This report is submitted
for the general information of the
Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.

ITEM 2.  CODE OF ETHICS.

         Not applicable for filing of Semi-Annual Reports to Shareholders.

         The registrant's Code Of Business Ethics for Principal Executive and Financial Officers is available, without charge, upon request, by writing to the above address, or by calling 1-800-749-9933.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable for filing of Semi-Annual Reports to Shareholders.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable for filing of Semi-Annual Reports to Shareholders.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 6.  SCHEDULE OF INVESTMENTS.

         Not applicable; full Schedule of Investments filed under Item 1 of this report.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         There were no significant changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the reporting period.


ITEM 11. CONTROLS AND PROCEDURES.

        (a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (the "Procedures") as of a date within 90 days of the filing of this report, and have concluded that the Procedures are effective in providing reasonable assurances that the information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

        (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

        (a)(1) Not applicable for filing of Semi-Annual Reports to Shareholders.

           (2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Eagle Growth Shares, Inc.
 --------------------------------------------------------------------

By (Signature and Title)* /s/ Donald H. Baxter
 -------------------------------------------------------
  Donald H. Baxter, Chief Executive Officer

Date  July 28, 2005
 ---------------------

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Donald H. Baxter
 -------------------------------------------------------
  Donald H. Baxter, Chief Executive Officer

Date  July 28, 2005
 ---------------------

By (Signature and Title)* /s/ Ronald F. Rohe
 -------------------------------------------------------
  Ronald F. Rohe, Chief Financial Officer

Date  July 28, 2005
 ---------------------

* Print the name and title of each signing officer under his or her signature.